UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 19, 2024
Date of Report (date of earliest event reported)

LITHIA MOTORS, INC.
(Exact name of registrant as specified in its charter)

Oregon	001-14733		93-0572810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

150 N. Bartlett Street	Medford	Oregon	97501
(Address of principal executive offices)			(Zip Code)
(541) 776-6401
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	LAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On June 19, 2024, Lithia Motors, Inc. (the “Company”) received notice from CDK Global (“CDK”), a third-party provider of certain information systems used by the Company, that CDK had suspended systems used by the Company in response to a cybersecurity incident impacting CDK. In response, the Company activated its cyber incident response procedures, which included taking precautionary containment steps and severing business service connections between the Company’s systems and CDK’s. As a result, the Company experienced disruptions in North America to its CDK hosted dealer management system, which supports dealership operations including those supporting sales, its customer relationship management system, inventory and accounting functions. To date, the Company has not identified any compromise or unauthorized access of its systems or networks.

The Company, whose dealerships continue to operate, has implemented mitigation plans to minimize disruptions and continue serving its customers. While this incident has had, and is likely to continue to have, a negative impact on the Company’s business operations until the relevant systems are fully restored, the Company has not yet determined whether the incident is reasonably likely to materially impact the Company’s financial condition or results of operations.

The information provided in this report is preliminary and is based on currently available information and is subject to change during the course of CDK’s and the Company’s ongoing investigation of the incident.

Forward-Looking Statements
Certain statements in this report constitute forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Generally, you can identify forward-looking statements by terms such as “project,” “outlook,” “target,” “may,” “will,” “would,” “should,” “seek,” “expect,” “plan,” “intend,” “forecast,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “likely,” “goal,” “strategy,” “future,” “maintain,” and “continue” or the negative of these terms or other comparable terms. Examples of forward-looking statements in this report include, among others, statements regarding the impact of the CDK cybersecurity incident on the Company’s business, the ability of the Company to mitigate disruptions to its operations, and the timeline for restoration of the Company’s dealer management system. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity may differ materially from those made in or suggested by the forward-looking statements in this report. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, the Company’s discovery of additional or different information related to the incident; legal, reputational, and financial risks resulting from the incident; any potential regulatory inquiries, enforcement actions, demands and/or litigation to which the Company may become subject in connection with the incident; any disputes or loss of business, and other additional costs that may be incurred by the Company in connection with the incident, and the risks set forth in our most recent Annual Report on Form 10-K and from time to time in our other filings with the SEC. Any forward-looking statement made by us in this report is based only on information currently available to us and speaks only as of the date on which it is made. Except as required by law, we undertake no obligation to publicly update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 24, 2024		LITHIA MOTORS, INC.
		By:	/s/ David Stork
David Stork
Senior Vice President and Chief Administrative Officer